[OROURKE REID LOGO]                     CHANNOR LIMITED

                                                                     First part


                                        BLANCHARDSTOWN CORPORATE
                                        PARK

                                                                    Second Part


                                        WORLDPORT IRELAND LIMITED

                                                                     Third part

                                        WORLDPORT COMMUNICATIONS
                                        INC

                                                                    Fourth part










                                                 25 Year Lease










                                                 O'Rourke Reid,
                                                 Law Firm,
                                                 Pepper Canister House,
                                                 Mount Street Crescent,
                                                 Dublin 2


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                             DATED THE DAY OF 2000.



                                 CHANNOR LIMITED

                                                                       ONE PART



                BLANCHARDSTOWN CORPORATE PARK MANAGEMENT LIMITED

                                                                    SECOND PART



                            WORLDPORT IRELAND LIMITED

                                                                     THIRD PART



                          WORLDPORT COMMUNICATIONS INC

                                                                    FOURTH PART







                                  25 YEAR LEASE
                                  -------------







                                  O'ROURKE REID
                             PEPPER CANISTER HOUSE,
                             MOUNT STREET CRESCENT,
                                    DUBLIN 2.

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THIS INDENTURE made the      day of                     Two Thousand
--------------

BETWEEN

1.1.1 CHANNOR LIMITED whose registered office is at 45 Northumberland Road, Dublin 4 (hereinafter called "the Landlord" which expression shall where the context so admits or requires include its successors and assigns) of the One Part.

1.1.2 BLANCHARDSTOWN CORPORATE PARK MANAGEMENT LIMITED having its registered office at 63 Lower Baggot Street, Dublin 2 (hereinafter called "the Management Company") which expression shall where the context so admits or requires include its successors and assigns) of the Second Part.

1.1.3 WORLDPORT IRELAND LIMITED having its registered office at 11/12 Warrington Place, Dublin 2 (hereinafter called "the Tenant" which expression shall where the context so admits or requires include its successors and permitted assigns) of the Third Part.

1.1.4 WORLDPORT COMMUNICATIONS INC having its registered office at , (hereinafter called "the Guarantor" which expression shall where the context so admits or requires include its successors and permitted assigns)

WITNESSETH
----------

2        DEFINITIONS
         -----------

         In this Lease unless the context otherwise requires the following expressions have the meaning assigned to them respectively that is to say:-

2.1      "COMMENCEMENT DATE" means 3rd August 2000

2.2 "THE PARK" means ALL THAT the hereditaments and premises known as Blanchardstown Distribution Park Blanchardstown Dublin 15 the present boundaries of which are shown edged blue on Plan "A" annexed hereto and which expression shall include all additions and extensions to the said lands which are from time to time declared by the Landlord at his discretion to form part of the Park for the purpose of this Lease and which shall exclude those parts thereof which are from time to time declared by the Landlord at his discretion not to form part of the Park for the purposes of this Lease.

2.3      "TERM" means twenty five years from the 3rd day of August 2000.

2.4 "WORDS" importing the masculine gender only include the feminine gender words importing the singular number only include the plural number and vice versa.

2.5 "THE BASIC RENT" means IR(pound)494,586 per annum calculated on the gross square footage of the premises being constructed on the Demised Premises or such rent as shall be payable in consequence of the rent review in pursuance of the Third Schedule hereto.

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2.6      "THE BASE RATE" means the three (3) month Dublin Inter Bank Offered
         Rate (DIBOR) or its equivalent three (3) month European Inter Bank Offered Rate (EURIBOR) as quoted by Allied Irish Bank Plc on the Commencement Date

2.7 "COMMON AREAS" means those parts of the Park not for the time being let or sold or intended to be let or sold and the said expression The Common Areas shall include but without prejudice to the generality of the foregoing all roads, bridges, pedestrian ways, water courses, lakes, reservoirs, fountains, landscaped areas, recreational areas, and other Common Areas on the Park together with all buildings and other structures erected thereon together with all buildings and other structures which are from time to time during the Term designated and allocated for the time being and from time to time by the the Landlord and/or the Management Company for the common use and benefit of such persons and for the purpose of the passage of such goods and vehicles as the Landlord and/or the Management Company may designate for the time being and from time to time PROVIDED ALWAYS that if the Park shall in any way be altered by extension or addition or otherwise then the definition of "the Common Areas" shall as and where necessary be modified accordingly.

2.8 "THE DEMISED PREMISES" means the premises demised and referred to more particularly in the First Schedule hereto and includes the rights granted by this Lease.

2.9 "EXTERNAL DECORATING YEARS" the year ending the 3rd day of August 2005 and thereafter every fifth year.

2.10 "INTERNAL DECORATING YEARS" the year ending the 3rd day of August 2003 and thereafter every third year.

2.11 "THE MANAGEMENT COMPANY AGREEMENT" means the Agreement entered into between the Landlord and the Management Company, dated the 20th of November, 1998.

2.12 "UTILITIES" mean water, water tanks, soils and waste of all kinds, gas, electricity, telephone and other communication systems, telegraphic, fire fighting and fire prevention systems and equipment refuse, disposal systems and other services.

2.13 "THE CONDUITS" mean gutters, gullies, pipes, drains, sewers, watercourses, channels, trunks, ducts, flues, wires, cables and other conducting media.

2.14 "TOWN PLANNING ACTS" shall be deemed to include the Local Government Planning and Development Act 1963 and any Act or Acts for the time being in force amending extending or replacing the same and any Orders Regulations or Directions issued under or by virtue of the said Acts of the Oireachtas for the time being in force amending or replacing same. Reference to any other Acts of the Oireachtas shall where necessary or appropriate be deemed to include any Act amending, extending or replacing the same and any Orders or regulations made thereunder or under any such amending extending or replacing Acts.

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2.15     "INSURED RISKS" means all or any loss or damage or prospective loss or damage by fire, flooding, water, storm, tempest, lightning, explosion, earthquake, weather conditions, impact of aircraft and articles dropped therefrom civil commotion, riot, affray, civil disturbance, war, revolution, subsidence and acts of terrorism and such further risks, perils to or in connection with the Demised Premises and the fixtures and fittings thereof and any such fees, expenses, charges and monies of and incidental to the rebuilding, reinstatement or loss (whether total or otherwise) of the Demised Premises or any part thereof as the Landlord may from time to time reasonably deem it desirable to insure against including but not by way of exception

         2.15.1 Loss of three years rent from time to time payable out of the Demised Premises.

         2.15.2 All expenditure or anticipated expenditure in demolition and clearance of the Demised Premises.

         2.15.3 A sum equivalent to 15% of the full replacement and re-instatement value of the Demised Premises (determined in the manner hereinafter provided) in respect of architects, quantity surveyors, engineers, legal and other professional and consultancy fees.

2.16 "REVIEW DATE" means the first day of the sixth year of the Term of calculated from the Commencement Date and thereafter every fifth anniversary of the first Review Date during the Term.

2.17 "THE COMMON AREAS SERVICE CHARGE" means the aggregate of the cost expenses and outgoings paid, properly and reasonably incurred or borne or to be paid incurred or borne (including any Value Added Tax) as set forth in Part II of the Fourth Schedule hereto by the Landlord until the transfer of the freehold reversion to the Management Company, and thereafter by the Management Company in discharging the obligations, executing the works and providing the services, amenities and facilities specified in Part I of the Fourth Schedule hereto or all or any of them pursuant to the Landlords and/or Management Company's covenant in that behalf contained at Clause 6 of this Lease.

2.18 GUARANTOR means the party or patties named as "Guarantor" at the commencement of this Lease and includes the successors in title of the Guarantor and, in the case of an individual, includes his personal representatives.

3        INTERPRETATION

         3.1 Where two or more persons are included in the expression "the Landlord", "the Tenant", or "the Guarantor", such expressions include all or either or any of such persons and the covenants which are expressed to be made by the Landlord, the Tenant or the Guarantor shall be deemed to be made by or with such persons jointly and severally.

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4        DEMISE

         L. IN consideration of the rent covenants and conditions hereinafter reserved and contained and on the part of the Tenant to be performed and observed the Landlord hereby demises unto the Tenant the Demised Premises TOGETHER WITH the rights specified in the First Schedule hereto.

4.1 EXCEPTING AND RESERVING unto the Landlord and/or the Management Company, as the case may be the rights specified in the Second Schedule hereto TO HOLD the same excepting and reserving as aforesaid for the Term from the Commencement Date YIELDING AND PAYING therefor and there out during each of the first five years of the Term of the Lease the Basic Rent payable quarterly in advance on the 1st day of January, the 1st day of April, the 1st day of July and the 1st day of October and thereafter during each and every year of the residue of the Term hereby granted after giving to the Tenant written notice of its intention to revise the rent not more than 6 months before and not later than 6 months after the relevant Review Date (time being of the essence) such revised rent as may from time to time be ascertained in accordance with the provisions in that behalf contained in the Third Schedule hereto and all payments to be made to the Landlord's Bank Account at Allied Irish Bank, 64 Grafton Street, Dublin 2 Account Number 08894082, sort code 93-12-33 or such account as the Landlord may direct AND ALSO PAYING to the Landlord and/or the Management Company as the case may be the contributions hereinafter mentioned on demand, such contributions to be recoverable by action for rent in arrears.

         If the Tenant shall fail to pay the rent hereinbefore reserved or any other sum reserved or made payable hereunder within twenty one days of the date and in the manner herein prescribed for the payment of same such unpaid rent or sum shall bear interest from and including the thirty first day after the day or days on which the same shall become due to the date of actual payment at a rate which shall be the Base Rate plus 4% which interest shall be recoverable by and be subject to all the rights and remedies of the Landlord for the recovery of rent

5        TENANTS COVENANTS

         AND THE TENANT HEREBY COVENANTS with the Landlord in the manner following, that is to say :-

5.1      RENT

         To pay the Basic Rent or increased rent hereby reserved and made payable at the times and in the manner at and which the same is hereby reserved and made payable without deduction (save as permitted by law)

5.2      INSURANCE PREMIUM

         To pay the premium paid by the Landlord for the insurance of the Demised Premises in accordance with the Landlords covenants herein contained.

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5.3      RATES

         To pay all rates on the Demised Premises together with all buildings thereon.

5.4      SERVICE CHARGE

         Yearly and so in proportion for any part of a year by way of further or additional rent to pay to the Landlord or the Management Company, as the case may be, the Common Areas Service Charge which shall be per centum per annum of the Common Areas Service Charge, or such other per centum per annum as may be substituted therefore in the event of the Park or any part thereof being altered, added to, extended, reduced or re-developed or otherwise varied. The Common Areas Service Charge and the Tenant's proportion thereof as provided above shall, at the discretion of the Landlord/Management Company, be adjusted in such manner as shall be just and equitable. Any dispute concerning such adjustment of the Tenant's proportion of the Common Areas Service Charge shall be resolved in accordance with Clause 9.4

5.5      REPAIR

         To repair and maintain the exterior and interior of the Demised Premises and every part thereof together with all drains, water, gas and other pipes, lights, signs, electric installations, sanitary and water apparatus and things within or appertaining to the Demised Premises in good and substantial order repair and condition and in the like condition to yield up the same at the expiration or sooner determination of the demise provided always that the Tenant shall not be liable for damage caused by any of the Insured Risks unless the relative policy or policies of insurance shall have been rendered void or voidable or payment of the whole or any part of the insurance monies in respect thereof shall have been refused in consequence of some act or default on the part of the Tenant or the employees, servants, agents, licensees or invitees of the Tenant and provided further that the Tenant shall not be liable to put the Demised Premises in any better state of repair or condition than that in which they are now to be found.

5.6      WASTE

         5.6.1 Not to allow to pass into the drains, mains or pipes serving the Demised Premises any noxious or deleterious effluent or other substance which may cause an obstruction or injury and forthwith to make good such obstruction or injury.

         5.6.2 To reimburse the Landlord, and/or Management Company the cost of clearing all mains or pipes stopped up by the acts or neglect of the Tenant.

5.7      CLEANING

         5.7.1 At all times during the Term to keep the Demised Premises in a clean and tidy condition and clear of all rubbish and to clean as often as may be requisite the inside and outside of the window panes and frames of the Demised Premises and all the glass (if any) in the entrance doors thereto.

         5.7.2 In each of the External Decorating Years and in the last year of the Term to redecorate the exterior of the Demised Premises and in each of the Internal Decorating Years and in the last year of the Term to redecorate the Interior of the Demised Premises in both instances in a good and workmanlike manner and with appropriate materials of good quality and to the reasonable satisfaction of the Landlord. Any change in the tints, colours and patterns of such decoration to be approved by the Landlord, such approval not to be unreasonably withheld or delayed, provided that the covenants relating to the last year of the Term shall not apply where the Tenant shall have performed the obligation in question less than eighteen months prior to the expiry of the Term.

         5.7.3 To keep all refuse and rubbish in a container or containers of a kind and in the location specified by the Landlord and/or Management Company or his/its agents and if the Local Authority shall not provide a service for the collection thereof to arrange for collection in the manner and at times and places specified by the Landlord and/or Management Company or its agents for the collection of refuse and not to burn any refuse or rubbish of any kind in or about the Demised Premises.

5.8      STATUTORY OBLIGATIONS

         To comply with all obligations imposed under or by virtue of any Acts of the Oireachtas for the time being in force and so to execute or cause to be done and executed all such works, acts, deeds, matters and things as under or by virtue of any such Act or Acts or by any District Council, Local or Public Authority are or shall be properly executed upon or in respect of the Demised Premises or any part thereof whether by the owner Landlord, Tenant or occupier and in particular but without prejudice to the generality of this clause to comply with all the obligations imposed under or by virtue of the Office Premises Act 1958 and the Factories Act 1955 or any enactment amending or replacing same and at all times to indemnify the Landlord against all proceedings, costs, penalties, claims demands and liability in respect thereof.

5.9      YIELD UP

         To yield up the Demised Premises unto the Landlord in such a state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the covenants and conditions herein contained at the expiration or sooner determination of the Term together with all the keys thereof and all fixtures of every kind in or upon the Demised Premises of which during the Term may be affixed or fastened to or upon the same, except the Tenant's furnishings and trade fittings such Tenant's furnishings and trade fittings having previously been removed and all damage occasioned by such removal having been made good.

5.10     ALTERATIONS

         5.10.1 Save as provided in sub clause 5.10.4 of this clause not at any time during the Term without the previous consent in writing of the Landlord, such consent not to be unreasonably withheld or delayed, (demountable partitions excepted) and except in accordance with the plans and specifications previously submitted to and approved by the Landlord, such approval not to be unreasonably withheld OR delayed, to erect any additional building upon the Demised Premises nor to make or suffer to be made any alteration or addition whatsoever in or to the Demised Premises or remove or injure or to suffer to be removed or injured any of the principal walls, windows, timbers, girders, iron or steel work ceilings, roofs, floors, tiles thereof or make any alterations in the plan or elevation of any of the building for the time being in or on the Demised Premises either internally or externally provided always that the Landlord may as a condition preceding any consent under this clause require the Tenant to enter into such covenants with the Landlord as the Landlord shall reasonably require in regard to the execution of any alteration or addition to the Demised Premises (save for any mezzanine flooring installed by the Tenant) approved by the Landlord such approval not to be unreasonably withheld or delayed and the re-instatement thereof at the determination of the Lease or otherwise in connection with any application for the Landlord's approval or consent under this clause and to pay the Landlord's architect's or surveyor's proper and reasonable costs relating thereto, if such consent is granted.

         5.10.2 On the request in writing of the Landlord or his agent forthwith to pull down and remove any building, erection, alteration or addition erected, placed or made in material breach of any of the foregoing covenants and if any portion of the Demised Premises has been altered pulled down or removed in material breach of any of the foregoing covenants upon such request in writing as herein provided forthwith to amend restore replace or rebuild the Demised Premises according to the original plans.

         5.10.3 Not to place or affix on the front of the Demised Premises any water ventilating or other pipe or apparatus and not to alter cover up or change any of the architecture or architectural decorations or the external colour of the buildings or to make any addition temporary or otherwise to any of such buildings either in height or projection without in every case obtaining the prior consent in writing of the Landlord, such consent not to be unreasonably withheld or delayed.

         5.10.4 Tenant's Works: The Landlord hereby consents to the carrying out and completion of the Tenant's Works (being works carried out by and at the expense of the Tenant as set out in the Sixth Schedule) and agrees that the Tenant's Works are and shall remain the property of the Tenant and shall be disregarded for the purposes of reviews of rent provided for in this Lease.

5.11     SIGNS AND POSTER

         Not to paint, place, attach or exhibit or suffer to be painted, placed, attached or exhibited on the exterior of the Demised Premises any inscription, bill, sign, blind, sign board, facia or advertisement or other item (except such as shall have been previously approved by the Landlord), such approval not to be unreasonably withheld or delayed.

5.12     UNAUTHORISED USE

         Not to hold permit or suffer to be held on the Demised Premises any sale by auction or public exhibition or public show or spectacle or political meetings or gambling and not to carry on or use or permit the Demised Premises to be used for any purpose which is in the reasonable opinion of the Landlord a noisy, noise some, offensive or dangerous trade manufacture business or occupation nor for any illegal or immoral purpose nor, to do or suffer to be done on the Demised Premises any act or thing whatever which in the reasonable opinion of the Landlord may be or tend to become a nuisance, damage or disturbance to the prejudice of the Landlord or to the owners or occupiers of any adjoining or neighbouring premises or any of them.

5.13     PERMITTED USE AND CHANGE OF USE

         Not to use or permit the Demised Premises to be used otherwise than as a telecommunications facility (which may incorporate co-location,web hosting and similar facilities) or for such other use as the Landlord may consent to in writing, such consent not to be unreasonably withheld or delayed PROVIDED NEVERTHELESS that the Landlord shall be entitled to withhold such consent if the Landlord considers that:

         5.13.1 The change of the user would substantially increase the rate of insurance in respect of the Demised Premises unless the Tenant agrees to pay the increased insurance premium, or

         5.13.2 The alternative user would not be in the interests of good estate management of the Park.

         Any dispute concerning a refusal of such consent or the imposition of conditions to such a consent which refusal or conditions are based on sub-clause 5.13.1 or 5.13.2 ,both of them shall be resolved in accordance with Clause 9.4.

5.14     OBSERVE PROVISIONS AS TO DANGEROUS MATERIALS

         Not to do or omit or suffer to be done or omitted any act matter or thing on the Demised Premises or to use the same in any way or bring in or store or permit to be placed on the Demised Premises any goods of an inflammable, combustible or dangerous nature which may render the Landlord liable to pay in respect of the Demised Premises and/or the Management Company in respect of the Park or any part thereof more than the present rate of premium for insurance effected by the Landlord under the Landlord's covenants in clause 6 hereof unless the Tenant elects to pay such insurance premium or which may make void or voidable any policy for such insurance and (without prejudice to the Landlord's right of action in respect of breach of the covenants of this Lease) to repay to the Landlord on demand all sums incurred by it by way of increased premium and all expenses suffered in consequence of a breach of the provisions contained in this subclause.

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5.15     TO GIVE NOTICE OF DAMAGE BY INSURED RISKS

         In the event of the Demised Premises or any part thereof being destroyed or damaged by any of the Insured Risks to give notice thereof to the Landlord as soon as the destruction or damage shall come to the notice of the Tenant.

5.16     NOTICE

         To permit the Landlord or his agents, on giving forty eight hours prior notice in writing (except in the case of an emergency) to enter at all reasonable times and at a time agreed and accompanied (if required by the Tenant) by a representative of the Tenant between the parties hereto for the purpose of inspecting the condition of the Demised Premises and at the Tenant's expense make good all defects or want of reparation therein found for which the Tenant is responsible pursuant to the foregoing provisions within such time as the Landlord may reasonably require in the light of the extent, scale and urgency of the works required after notice thereof shall be given or left upon the Demised Premises and if the Tenant shall make default in carrying out said repairs within the time aforesaid it shall be lawful for the Landlord to enter upon the Demised Premises and to repair or remedy the same at the expense of the Tenant in accordance with the covenants and provisions of this Lease and the reasonble and proper expense of such repairs or remedial works shall be repaid by the Tenant to the Landlord on demand.

5.17     PLANNING ACTS

         In relation to the Planning Acts (by which expression it is intended herein to designate the Local Government (Planning and Development) Acts 1963 to 1995, hereinafter referred to as "the Planning Acts") and any statutory modification or re-enactment thereof for the time being in force and any Regulations or Orders made or having effect thereunder):-

         5.17.1 Not to do or permit or suffer to be done or omitted anything on or in connection with the Demised Premises, the doing or omission of which shall be a contravention of the Planning Acts or of any notices, orders, licenses, consents, permissions or conditions (if any) served, made, granted or imposed thereunder or under any enactment repealed thereby and to indemnify the Landlord against all actions, proceedings, damages, penalties, costs, charges, claims and demands in respect of such acts and omissions or any of them and against the costs of any applications for Planning Permission and the works and things done in pursuance thereof.

         5.17.2 In the event of the Landlord giving written consent to any of the matters in respect of which the Landlord's consent shall be required under this Agreement or otherwise in the event of permissions from the Planning Authority under the Planning Acts being necessary for the said erection, addition, alteration of user thereof to apply at the cost of the Tenant to the Planning Authorities for all consents and permissions which may be required in connection therewith and to give notice to the Landlord of the granting of such consents and permissions forthwith on receipt thereof PROVIDED ALWAYS that no application for permission or for consent for change of user shall be made without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed.

         5.17.3 In the event of the said Planning Authority agreeing to grant the desired Planning Permission with modifications or subject to conditions to give the Landlord forthwith full particulars of such modifications or such conditions AND if such modifications or such conditions shall in the reasonable opinion of the Landlord be undesirable on the grounds that they adversely affect the Landlord's reversion in the Demised Premises then unless it shall be decided otherwise or on arbitration as hereinafter provided the Tenant shall not proceed with the works or change of user to which the application related.

         5.17.4 To give notice forthwith to the Landlord of any notice order or proposal for notice or order served on the Tenant under the Planning Acts and if so required by the Landlord to make or join in making such reasonable objections or representations in respect of any proposal as the Landlord may require.

         5.17.5 To comply at its own cost with any notice or order served on the Tenant under the provisions of the Planning Acts in relation to the Demised Premises.

         5.17.6 If and when called upon to do so, to produce to the Landlord or his surveyor all such plans, documents and other evidence as the Landlord may reasonably require in order to satisfy himself that the provisions of this sub clause have been complied with in all respects.

         5.18     NUISANCE

                  Not to use the Demised Premises or permit same to be used in such a way as to become a danger, nuisance or annoyance or cause damage to the Landlord, its Tenants or occupiers of adjoining or neighbouring premises.

                  5.18.1 Not to use or permit or suffer to be used any part of the Demised Premises as a residence nor as a sleeping place for any person.

                  5.18.2 Not to keep or allow to remain in or upon the Demised Premises any animal.

5.19     NOT TO OVERLOAD THE FLOOR AREAS

         Not to install upon the Demised Premises any machinery or safe or other heavy object which could in the reasonable opinion of the Landlord place an unfair strain or unfair load on the floors thereof or otherwise overload the said floors in excess of 50 kn/square metres.

5.20     TO TAKE FIRE PRECAUTIONS

         Not to obstruct the fire hydrant connections, fire hoses, fire exits and approaches of the Demised Premises.

5.21     RELETTING BOARDS

         To allow the Landlord to display re-letting notices on the Demised Premises nine months before the expiration of the Lease or sooner determination and to permit prospective tenants (unless the Tenant has expressed its intention to exercise it's statutory rights to renew this Lease) or prospective purchasers to view the Demised Premises by previous appointment at all reasonable hours during the daytime without interruption PROVIDED THAT the security requirements of the Tenant are complied with and that the Tenant's use and enjoyment of the Demised Premises are not materially interfered with.

5.22     ALIENATION

         5.22.1 Not to assign, underlet, sub-let or part with the possession of the whole or part of the Demised Premises without the previous written consent of the Landlord, which shall not be unreasonably withheld or delayed, provided that in the case of assignment to a limited liability company, and where the Landlord is reasonably of the opinion that the said Company is not of sufficient financial substance to pay the rent reserved by this Lease and perform and comply with the covenants and conditions in this Lease, the Landlord shall be entitled to require an acceptable guarantor to enter into a direct covenant with it to perform and observe the covenants and conditions of this Lease and within fourteen days of every such assignment or underletting or parting with possession to furnish the Landlord with a true copy of the appropriate deed and to pay the Landlord's Solicitors their reasonable costs in connection with the consent and the approval of such deed and PROVIDED FURTHER that the Tenant shall not be entitled to make more than four sublettings of the Demised Premises at any one time.

         5.22.2 The Tenant shall prior to any such assignment apply to the Landlord and give all reasonable information concerning the proposed transaction and concerning the proposed assignee or under Tenant as the Landlord may require.

         5.22.3 To pay all reasonable legal costs and surveyors fees incurred by the Landlord attendant upon or incidental to every application made by the Tenant for a consent, approval or licence hereinbefore required or made necessary if granted or proffered subject to any lawful qualifications or conditions or whether the application be withdrawn.

         5.22.4 The Landlord's consent to any such assignment shall be given in writing and the Tenant shall pay the reasonable costs in connection with such consent.

         5.22.5 In the case of an under lease same shall be at the then current market rent without any deduction whatsoever and without a fine or premium and the undertenant shall if required by the Landlord enter into a direct covenant with the Landlord to perform and observe all the covenants (other than that for payment of the rent hereby reserved) and conditions herein contained and every such underlease shall also be subject to the following conditions that is to say, it shall contain:-

         5.22.6 an unqualified covenant on the part of the undertenant not to underlease or part with or share the possession of the whole or the part of the Demised Premises thereby demised.

         5.22.7 a covenant on the part of the undertenant not to assign the Demised Premises thereby demised without obtaining the previous consent in writing of the Superior Landlords under the Landlord's lease (if any) and of the Landlord.

         5.22.8 covenants and conditions in such similar terms as circumstances admit to those contained in this Lease save such alterations as may be appropriate in the case of any sub-lease not exceeding four years and ninE months which may be permitted by the Landlord under the provisions of this Lease.

         5.22.9 PROVIDED ALWAYS that notwithstanding provisions of this Clause 5.22, the Tenant shall be entitled without obtaining the prior written approval of the Landlord to assign this Lease or to sublease the Demised Premises to any other Group Company or to permit such a Group Company only as long as such company remains a Group Company to share occupation of that whole or any part of the Demised Premises on condition that:-

                           (a) the Tenant gives the Landlord immediate notice in writing of the name of the Group Company, its relationship to the Tenant and, in the case of a sublease or sharing of possession, the area occupied, the date of occupation and the date of vacation; and

                           (b) in the case of a sublease or sharing of possession, the Tenant procures (and covenants to this effect) that the Group Company shall vacate the Demised Premises immediately upon the termination of the term or the date on which such company ceases to be a Group Company;

                           (c) the Guarantee of the Guarantor shall remain in full force and effect and the Guarantor shall not be released from its obligations under clause 8 by virtue of the exercise by the Tenant of its rights to assign or sublet to or share possession with Group Companies.

                           "Group Company", means any body corporate which is holding or subsiduary company of the Tenant. For the purposes of this definition, the expressions "holding company" and "subsidiary" shall have the same meanings respectively as they have in Section 155 of the Companies Act, 1963.

         5.22.10 The Tenant shall be permitted, in relation to its permitted user of the Demised Premises, to enter into co-location agreements with its customers in order to licence such customers to use areas within the Demised Premises for the installation of certain equipment and the provision of services to such customers without the requirement for obtaining Landlord's use therein contained PROVIDED HOWEVER AND THE TENANT HEREBY COVENANTS WITH THE LANDLORD that no relationship of landlord and tenant shall be created with any party arising from the implementation of the provisions of this Clause and the Tenant HEREBY INDEMNIFIES the Landlord against any such rights accruing to any party under this Clause. The provisions of this Clause shall be personal to the Tenant and to Group Companies and shall not be assignable save to Group Companies in accordance with an assignment peritted under clause 5.22.9.

5.22.11 "Subject to the Landlord's consent (such consent not to be unreasonably withheld or delayed) the Tenant may assign the Lease to an entity which is acquiring all or substanially all the business assests of the Tenant"

5.23     LANDLORDS COSTS

         5.23.1 To pay to the Landlord all reasonable costs, charges and expenses (including legal costs and fees payable to a surveyor) which may be incurred by the Landlord in or in contemplation of any proceedings under Section 14 of the Conveyancing and Law of Property Act 1881 or any section or sections of any amending or substituted Act.

         5.23.2 To pay to the Landlord all reasonable costs, charges and expenses (including legal costs and fees payable to a surveyor) which may be incurred by the Landlord in connection with and incidental to the service of all notices and schedules relating to want of repair to the Demised Premises and whether served during or after the expiration or sooner determination of the Term hereby granted (but relating in all cases to such wants of repair that accrued not later than the expiration or sooner determination as aforesaid).

5.24     PAY STAMP DUTY / VALUE ADDED TAX

         To pay the Stamp Duty on this Lease and the counterpart thereof and registration fees (if any) to pay and discharge all Value Added Tax payable (if any) in respect of the granting of this Lease or any such Lease or Leases granted hereunder or upon any rent or other sums payable hereunder, or the Tenant may elect to adopt the Value Added Tax Form 4A procedure in relation to Value Added Tax payable (if any) in respect of the granting of this Lease.

5.25     INDEMNIFY LANDLORD

         5.25.1 To indemnify and keep indemnified the Landlord from any liability in respect of any injury to or death of any person, damage to any property moveable or immoveable by reason of or arising directly or indirectly out of the repair, state of repair or condition of the Demised Premises or any alterations to or the user hereinbefore permitted of the Demised Premises and from all proceedings, costs, claims and demands of whatsoever nature in respect of any such liability.

         5.25.2 Fully and effectually to indemnify the Landlord against any reasonably forseeable breach, non performance or non observance by the Tenant of any of the covenants actions, proceedings, costs, damages, expenses, claims and demands whatsoever or howsoever arising in respect of or as a consequence (whether direct or indirect) and conditions on the Tenants part herein contained or of the provisions or stipulations herein contained and intended to be performed and observed by the Tenant PROVIDED THAT the Landlord shall have taken all reasonable steps to mitigate its loss of any such breach, non performance or non observance as aforesaid.

         5.25.3 To pay to the Landlord all reasonable costs, charges and expenses which may be incurred by the Landlord in abating a nuisance on or arising from the Demised Premises and executing all such works as may be necessary for abating such a nuisance in obedience to a notice served by a Local or Public Authority.

5.26     EASEMENTS

         Save as permitted by clause 5.10.4 not to obstruct or suffer to be obstructed any of the windows, lights or ventilators belonging to the Demised Premises or to permit any new window, light, ventilator passage, drainage or other encroachment or easement to be made into against or over the Demised Premises or any part thereof and in case any encroachment or easement whatsoever shall be attempted to be made or acquired by any person or persons whomsoever to give notice thereof in writing to the Landlord immediately, the same shall come to the notice of the Tenant and at the cost of the Tenant to do all such things as may be proper for preventing any new encroachment or easement being made or acquired.

5.27     INSURANCE

         In the event of the Demised Premises or any part thereof being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance against the same effected or procured to be effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant then and in every such case the Tenant will forthwith (in addition to the said rent) pay to the Landlord the whole or (as the case require) a fair proportion of the cost (including professional and other fees) of completely rebuilding and reinstating the same

         5.27.1   To obtain Public Liability insurance over the Demised
                  Premises.

6        LANDLORDS COVENANTS

6.1      INSURANCE

         AND THE LANDLORD COVENANTS with the Tenant as follows:-

(a) Subject to the necessary insurance cover being available from a reputable insurance company on the insurance market in the Republic of Ireland to effect insurance at economically competitive rates (procuring waiver from the Insurers of subrogation rights against the Tenant) all times throughout the said Term (and the Landlord shall notify the Tenant of any material changes in the policy) in a sum not less than the full reinstatement cost (to be determined from time to time by the Landlord) the premises and all additions and fixtures of an insurable nature including additions and fixtures (other than those which the Tenant or other tenants are entitled to remove) made by the Tenant or other tenants in accordance with the provisions of this Lease against loss or damage by the Insured Risks and to produce to the Tenant on demand the policy or policies of such insurance and the receipt for the current premiums.

         PROVIDED
         --------

(1) that the Landlord shall procure that all monies received from the Tenant as insurance contributions are applied towards the payment of the insurance premium in respect of the premises;

(2) that in case the Demised Premises or any part thereof shall from time to time be destroyed or damaged by any of the Insured Risks then provided insurance cover against such perils has been obtained as aforesaid (and subject to the previous compliance by the Tenant with the provisions of Clause 5.2 hereof) the Landlord shall take such steps as may be requisite and proper to obtain any necessary planning permission, fire safety certificate and other consents under any regulations or enactment for the time being in force to enable the Landlord to rebuild and reinstate same and will, as soon as such planning permission, fire safety certificate and other consents have been obtained rebuild, reinstate, replace and make good the same. The Landlord will at all convenient speed take such steps as may be requisite and proper to obtain any Planning Permission or other permits and consents that maybe required under the Planning Acts or other Statute for the time being in force to enable the Landlord to rebuild and reinstate the Demised Premises and will as soon as these have been obtained, spend and layout all the insurance monies received by the Landlord (except sums in respect of loss of rent) in rebuilding or reinstating such part or all of the Demised Premises so damaged or destroyed, making up any difference between the cost of rebuilding and reinstating and the monies received out of the Landlord's own money provided that the Landlord shall not be liable to rebuild or reinstate any part of the Demised Premises in respect of which the Landlord is unable (having used all reasonable endeavours) to obtain all Planning Permission, permits and consents necessary to execute such rebuilding and reinstating then the Landlord shall be entitled to retain all the insurance monies received by the Landlord.

(b) If after the commencement of the said Term the Demised Premises or any part thereof shall be destroyed or damaged by any of the insured perils so as to be unfit for occupation or use by the Tenant for the purpose of its business at the Demised Premises and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the policy monies refused in whole or in part in consequence of any act or default of the Tenant the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises shall have again been rendered fit for occupation or use by the Tenant.

         PROVIDED THAT if any question shall arise whether the Demised Premises or any part thereof shall have been destroyed or damaged by or by reason of fire or any other insured risk so as to interfere with the beneficial occupation thereof within the aforesaid proviso or what proportion of rent ought to be allowed to the Tenant on account thereof such question shall be referred to some practising Chartered Surveyor to be agreed by the Landlord and Tenant or in default of agreement to be nominated by the Chairman or acting Chairman for the time being of the Society of Chartered Surveyors of Ireland and the decision of such Chartered Surveyor shall be final and conclusive and in so deciding such Chartered Surveyor shall be deemed to be acting as an arbitrator not as an expert and accordingly the laws relating to arbitration shall apply and all fees and expenses of such Chartered Surveyor shall be borne by the Tenant.

         AND FURTHER PROVIDED THAT if the Demised Premises or any part thereof is not reinstated after three (3) years following its destruction the Tenant will then be entitled to terminate this Lease by serving on the Landlord written notice of its intention so to do whereupon the Lease shall be at an end have no further force or effect but without prejudice to any claim of either party arising from the antecedent breach by the other for the covenants on its part or the conditions in this Lease contained

(c) That the Tenant paying the rent or increased rent for the Demised Premises and the contribution to the insurance premium and service charge and observing and performing the several covenants and stipulations herein on its part contained shall and may peaceably hold and enjoy the Demised Premises without any interruption by the Landlord or any person rightly claiming under or in trust for the Landlord.

6.2      LANDLORDS CONSENT
         -----------------

         Where this Lease states that on an application for consent or approval by the Tenant, the Landlord shall not withhold such consent or approval unreasonably the Landlord covenants with the Tenant that it will not unreasonably withhold or delay its consent to or seek to impose unreasonbale conditions on the matter or matters that are the subject of the Tenants application.

7        LANDLORDS AND/OR MANAGEMENT COMPANY'S COVENANTS
         -----------------------------------------------

                  Subject to the Tenant complying with clause 5.4 hereof, the Management Company and the Landlord (until the transfer of the freehold reversion in the Common Areas to the Management Company) MANAGEMENT COMPANY (pursuant to the Management Company Agreement and at the time when the freehold reversion in the Common Areas has been transferred to the Management Company) HEREBY COVENANTS with the Tenant as follows:-

         (i) at all times to provide and ensure the provision of high quality:-

                  (a) security within the Park (including survellance, cameras and access control)

                  (b)      landscaping of all common areas.

                  (c) maintenance of roads, footpaths, sheet lighting, conduits and utilities within the Park.

         (ii) Without prejudice to Clause 7 (i) to provide the services as set out in Part I of the Fourth Schedule in an efficient and cost effective manner and in accordance with the principles of good estate management.

8        GUARANTOR'S COVENANTS

         The Guarantor HEREBY COVENANTS with the Landlord, as a primary obligation, as follows:-

         8.1      COVENANT AND INDEMNITY
                  ----------------------

                  That the Tenant or the Guarantor shall at all times during the Term (including any continuation or renewal of this Lease) duly perform and observe all the covenants on the part of the Tenant contained in the Lease, including payment of the rents and all other sums payable under this Lease in the manner and at the times herein specified and all sums which may be due to the Landlord for the mesne rates or as payment for the use and occupation of the Demised Premises.

         8.2      WAIVER
                  ------

                  That the Guarantor hereby waives any right to require the Landlord to proceed against the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Guarantor.

         8.3      POSTPONEMENT OF CLAIMS
                  ----------------------

                  That the Guarantor will not claim in any liquidation bankruptcy, composition or arrangement of the Tenant in completion with the Landlord and will remit to the Landlord the proceeds of all judgements and all distributions it may receive from any liquidator of Official Assignee of the Tenant and will hold for the benefit of the Landlord all security and rights the Guarantor may have over assets of the Tenant whilst any liabilities of the Tenant or the Guarantor to the Landlord remain outstanding.

         8.4      POSTPONEMENT OF PARTICIPATION
                  -----------------------------

                  That the Guarantor is entitled to participate in any security held by the Landlord in respect of the Tenant's obligations to the Landlord under this Lease or to stand in the place of the Landlord in respect of any such security until all obligations of the Tenant or the Guarantor to the Landlord under this Lease have been performed or discharged.

         8.5      RELEASE
                  -------

                  That none of the following, or any combination thereof, releases, determines, discharges or in any way lessens or affects the liability of the Guarantor as principal debtor under this Lease or otherwise prejudices or affects the right of the Landlord to recover from the Guarantor to the full extent of this guarantee:-

                  8.5.1 any neglect, delay or forbearance of the Landlord in endeavouring to obtain payment of any part of the rents or the other amounts required to be paid by the tenant or in enforcing the performance or observance of any of the obligations of the Tenant under this Lease;

                  8.5.2 any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under Section 14 of the 1881 Act have been entitled) to re-enter the Demised Premises;

                  8.5.3 any extension of time given by the Landlord to the Tenant;

                  8.5.4 any variation of the terms of this Lease (including any reviews of the rent payable under this Lease) or the transfer of the Landlord's reversion

                  8.5.5 any change of the constitution, structure or powers of either the Tenant, the Guarantor or the Landlord or the liquidation or bankruptcy (as the case may be) or either the Tenant or the Guarantor;

                  8.5.6 any legal limitation, or any immunity, disability or incapacity of the Tenant (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Tenant may be outside or in excess of the powers of the Tenant;

                  8.5.7 any other act, omission, matter or thing whatsoever whereby, but for this provision, the Guarantor would be exonerated wither wholly or in part (other than a release under seal given by the Landlord and other as provided for at clause 8.10.

                  8.5.8    Disclaimer or Forfeiture

                           That if a liquidator or Official Assignee shall disclaim or surrender this Lease;or this Lease shall be forfeited; or the Tenant shall cease to exist THEN the Guarantor shall, if the Landlord by notice in writing given to the Guarantor within twelve months after such disclaimer, or other event so requires, accept from and execute and deliver to the Landlord a new lease of the Demised Premises subject to an with the benefit of this Lease (if same shall still be deemed to be extant at such time) for a term commencing on the date of this disclaimer or other event and continuing for the residue then remaining unexpired of the Term, such new lease to be at the cost of the Guarantor and to be at the same rents and subject to the same covenants, conditions and provisions) as are contained in this Lease;

         8.6 If the Landlord does not require the Guarantor to take a new lease, the Guarantor shall nevertheless upon demand pay to the Landlord a sum equal to the rents and other sums that would have been payable under this Lease but for the disclaimer, forfeiture or other event in respect of the period from and including the date of such disclaimer, forfeiture or other event until the expiration of twelve months therefrom or until the Landlord has granted a lease of the Demised Premises to a third party (whichever shall first occur).

         8.8      BENEFIT OF GUARANTEE
                  --------------------

                  That this guarantee ensures for the benefit of the successors, assigns and mortgagees under this Lease without the necessity for any assignment thereof.

         8.9      JURISDICTION
                  ------------

                  That the Guarantor will submit to the jurisdiction of the Irish Courts in relation to any proceedings taken against the Guarantor or in relation to any new lease granted as aforesaid.

         8.10     LAPSE OF GUARANTEE
                  ------------------

                  That this guarantee shall automatically lapse and have no further force or effect upon the assignment of this Lease by the Tenant provided the prior consent of the Landlord has been obtained to such assignment or on it being determined by a Court of competent jurisdiction that such Landlord's consent to a proposed assignment of this Lease by the Tenant has been withheld or delayed unreasonably.

         8.11     RESISTRATION OF COMPANY
                  -----------------------

                  That the Guarantor will comply with all statutory requirements necessary to ensure that the Guarantor remains on the register of companies or appropriate register in the jurisdiction in which the Guarantor Company is incorporated.

9        AND IT IS HEREBY AGREED BETWEEN THE LANDLORD AND TENANT as follows:
         -------------------------------------------------------

9.1      STORAGE/REMAINING FURNITURE

         If at the termination of the time whether by effluxion of time, re-entry or ejectment or otherwise any furniture, goods or effects belonging to the Tenant are left in the Demised Premises the Landlord shall be entitled to remove all such furniture goods or effects from the Demised Premises and shall be entitled after the expiry of 21 days from the date of termination to sell as agent for and on behalf of the

         Tenant any or all of the same and subject to the proviso hereinafter contained the Landlord shall pay on account to the Tenant on demand for the proceeds of sale (but not any interest thereon) less any costs for storage and/or sale reasonably incurred by the Landlord PROVIDED however that if any monies payable by the Tenant to the Landlord under this Lease shall be unpaid the Landlord may apply such proceeds of sale (after deducting any costs of storage and/or sale reasonably incurred by the Landlord) in or towards the discharge or partial discharge (as the case may be) of such monies.

9.2      WARRANTY

         Nothing herein contained shall be deemed to constitute any warranty by the Landlord that the Demised Premises or any part thereof are authorised under the Planning Acts or otherwise for use for any specific purpose other than as set out at Clause 5.13.

9.3      NOTICE

         (a) All notices requests, demands, approvals, consents and other communications hereunder shall be in writing, shall in the case of any notices, requests, demands, approvals, consents or other communications hereunder which are addressed to the Tenant be copied in writing to the Guarantor, and shall be duly and validly given if:

                  (i) physically delivered to any party on the date of receipt; and/or

                  (ii) delivered in writing by facsimile or other electronic means of communication complyng with the provisions of Clause 9.3(b) and/or

                  (iii) delivered by prepaid registered or recorded delivery mail to a party at its address set forth above or in the case of a company at its registered office for the time being or at such other address as such party mau specify from time to time by written notice to the other parties on the third (3rd) Working Day next following the day of posting.

         (b) In this Agreement, references to "writing" includes facsimile or other electronic means of communication and "delivered" includes transmission by such means in which event the communication shall be deemed to have been made on the next following Working Day. Any party serving a notice by facsimile will telephone the intended recipient immediately following the transmission in order to ascertain that the whole of the relevant facsimile has been received but the absence of such confirmation shall not affect the validity of any such communication.

9.4       PROVISIONS FOR DEALING WITH DISPUTES

         Any dispute or difference arising between the Landlord and/or Management Company and the Tenant shall be referred to an expert to be appointed either by agreement between the parties or in default to be appointed on application by either party by the President of the Law Society of Ireland or in the event of his being unable or unwilling to appoint by the next senior officer of the Law Society who is so able and willing. If both parties are not agreeable to the use of an expert the matter shall be referred to the decision of a sole arbitrator to be agreed between the parties or in default of agreement to be appointed on application of either party by the President of the Law Society of Ireland or in the event of his being unable or unwilling to appoint by the next senior officer of the Law Society who is so able and willing and the arbitration shall be conducted in accordance with the Arbitration Acts 1954 to 1998 and such reference shall be deemed to be a reference to arbitration within the meaning of the said Acts.

9.5      DEFAULT IN PAYMENT OF RENT

         PROVIDED ALWAYS and these presents are upon this condition that if the rent hereby reserved or any part thereof or the contribution to the insurance premium shall be unpaid for thirty one days after they become payable after formal written demand or if any covenant on the Tenant's part herein contained shall not be performed or observed or if the Tenant or any surety for the Tenant (being a company) shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation without insolvency) or (not being a company) shall become bankrupt or shall call a meeting of or enter into any composition with creditors or suffer any distress or execution to be levied on the goods of the Tenant at the Demised Premises then and in any such case it shall be lawful to re-enter upon the Demised Premises or any part thereof in the name of the whole after giving the Tenant prior written notice of the circumstances giving rise to such a right and a reasonable opportunity to cure or make good the default in question and thereupon this demise shall absolutely determine but without prejudice to any claim by the Landlord in respect of any antecedent breach of any covenant or provision herein contained and on the happening of an of the said events it shall be lawful for the Landlord to determine this demise by giving to the Tenant or leaving for it at the Demised Premises or sending, by registered post to its place of business last known, a notice to quit the said notice expiring on any day of the week not necessarily a gale day and upon the expiration of such notice the tenancy hereby created shall be deemed to have been duly determined by such notice to quit and the Landlord shall thereupon be entitled to possession of the Demised Premises as of its former estate and as if the tenancy hereby created had never existed.

10       GOVERNING LAW
         -------------

         This Lease, together with all schedules, covenants and conditions contained herein shall be construed and enforced in accordance with the laws of the Republic of Ireland and the parties hereto submit to the exclusive jurisdiction of the Irish Courts.

11       BREAK CLAUSE
         ------------

         The Tenant shall be entitled to terminate this Lease and to surrender the Demised Premises at the expiration of the tenth year of the term, provided the Tenant gives not less than twelve (12) months clear advance notice in writing to the Landlord of its intention to surrender and provided further that the Tenant is in compliance with its covenants in this Lease in respect of the rent, service charge and insurance. The Tenant shall also pay to the Landlord a penalty of one years rent at the then prevailing rate, which said penalty shall be paid on the issue of such notice of termination of the Lease. The surrender of this Lease by the Tenant to the Landlord shall be without prejudice to any antecedent breach by either party of its obligations under this Lease.

IN WITNESS whereof the parties hereto have caused their Common Seal to be affixed and/or have set their hands and affixed their seals as appropriate the day and year first herein written.

IT IS HEREBY CERTIFIED for the purposes of Section 45 of the Land Act, 1945, that the Demised Premises are situate in the County of Dublin.

IT IS HEREBY FURTHER CERTIFIED that the consideration (other than rent) for the Lease is wholly attributable to property which is not residential property.

IT IS HEREBY FURTHER CERTIFIED that the transaction hereby effected does not form part of a larger transaction or of a series of transactions in respect of which the amount of the value of the consideration (other than rent) exceeds (pound)5,000.

IT IS HEREBY FURTHER CERTIFIED that the property being leased is a telecommunications facility (which may incorporate co-location web-hosting and similar activities).

IT IS HEREBY FURTHER CERTIFIED for the purposes of Section 29 of the Companies Act 1990 that the Landlord and the Tenant are not bodies corporate connected with one another in a manner which would require this transaction to be ratified by Resolution of either of them.

                                 FIRST SCHEDULE
                                 --------------


ALL THAT AND THOSE the site and premises comprising a premises known as Block 9 comprising of Units A, B, C and D Blanchardstown Corporate Park, Dublin 15, which said site and premises are more particularly delineated and outlined in red on the plan annexed hereto and the building erected on which by the Landlord is described in the plans and specifications attached at Schedule 5 being part of the property comprised in Folio 113065F of the Register of Freeholders, County Dublin, together with all conduits and plant in, upon, over or under and exclusively serving the same and all Landlord's fixtures and fittings now or hereafter in or upon the same and with the following rights which include, without prejudice to the generality of the foregoing:

         RIGHT OF WAY FOR THE TENANT IN RESPECT OF COMMON AREAS AND ADJOINING PREMISES

                  Full right and liberty for the Tenant, it's servants and agents and all other persons granted similar rights by the Tenant at all times by day or by night with or without vehicles to go, pass or repass over and along the Common Areas.

                  TOGETHER WITH full right and liberty for the Tenant it's servants and agents and all other persons granted similar rights by the Tenant at all times by day or by night with or without vehicles to go, pass or repass over and along the Common Areas to any lands and premises of the Tenant adjoining or adjacent to the Park.

         The free and uninterrupted passage and running of the Utilities to and from the Demised Premises through the Conduits which are now, or may at any time during the Term be, in, on, under or passing through or over the Adjoining Property;

         The right for the Tenant and its service providers ( subject to the Landlord prior written approval of plans and specifications ) to lay free of charge in or under over or through the Common Areas such pipes ducting, wires, cables or other conduits necessary to carry on transmitting the relevant services to the Demised Premises TOGETHER WITH the right of the Tenant thereafter to the free and uninterrupted use of such pipes, ducting, wires, cables or other conduits.

                              [MAP OF LANDS TO IDA]

                               THE SECOND SCHEDULE
                               -------------------
                         EASEMENTS RIGHTS AND PRIVILEGES
                           EXCEPTIONS AND RESERVATIONS


PASSAGE OF UTILITIES

The free and uninterrupted passage and running of water, soil, air, gas, electricity, telephone, television transmissions and other services from and to the remainder of the Park through the sewers drains and watercourses, cables, pipes, wires and such like which now or at any time hereafter within twenty one years from the date of this Lease be in under or passing through the Demised Premises or any part thereof.

RIGHT TO ALTER THE PARK

Full right and liberty at any time to erect build alter extend or redevelop any part of The Park or any adjoining or adjacent property of the Landlord, Landlord and/or the Management Company in any such manner as the Landlord, Landlord and/or the Management Company may think fit provided there is no material interference with the access of light or air for the time being enjoyed by the Demised Premises or any part thereof or with access to the Demised Premises or with the services to the Demised Premises and the right of the Landlord and/or the Management Company to vary or permit the variation of the present or any future scheme layout or use of the Park including the right to alter the lay-out or extent of the Common Areas and notwithstanding that any such erection, building, alteration, addition or extension or redevelopment may temporarily interfere with the occupation use amenity or enjoyment of the Demised Premises subject to any damage thereby occasioned being made good with all convenient speed.

BOUNDARY LANDSCAPING

The full right and liberty of access over the landscaped area of the Demised Premises abutting a public road and outside the Tenants perimeter fence and/or the Common 0Areas (hereinafter the "Landscaped Area") and the full right and liberty to maintain in the Landscaped Area for the Term thereafter.

ALL OTHER EASEMENTS

All other easements or other rights in the nature of easements or quasi-easements now enjoyed by the Park, the units or by any adjoining or neighbouring property.

The right of any fire engine or other fire fighting vehicle to enter the forecourt of the Demised Premises at any time, day or night, for the purposes of turning this vehicle while actively engaged in fighting any fire on any part of the Park, whether in the case of an emergency or not.

                               THE THIRD SCHEDULE
                          (PROVISIONS FOR RENT REVIEW)


REVISED RENT

         The Revised Rent shall be assessed on the basis of letting, with full vacant possession of the Demised Premises for the open market annual rent which might be expected to be paid in respect of the Demised Premises at the Review Date as between a willing Landlord and willing Tenant at arms length without payment of any fine or premium on a Lease of the whole Demised Premises for a Term (commencing on the Review
         Date) equal to the greater of fifteen years or the residue then unexpired of the Term granted by the within written Lease at the relevant Review Date and subject to the provisions therein set forth (other than as to the amount of the initial rent thereby reserved but including such said provisions as pertain to the review of rent) (hereinafter called "the Revised Rent").

         For the purposes of this Schedule, "the Review Date" means each and every one of the Review Dates as defined in the Definitions section of this Lease.

ASSUMPTIONS MADE IN ASSESSING REVISED RENT

         The Revised Rent shall be made on the following assumptions:

                  At and until the Review Date all the covenants on the part of the Tenant and the conditions contained in the within Lease have been fully performed and observed;

                  The Demised Premises are povided to the Tenant in accordance with the Landlord's Specifications contained in the Fifth Schedule.

                  In the event that the Demised Premises or any part thereof has been destroyed or damaged by the Insured Risks that the same have been fully restored and made good;

                  The benefit of any actual and authorised use at the relevant Review Date;

                  No work has been carried out to the Demised Premises which has diminished its rental value.

                  Regard is to be had to other open market rental values current at the Review Date insofar as they may be deemed pertinent to the determination of the Revised Rent.

MATTERS DISREGARDED IN ASSESSING THE REVISED RENT

In assessing the Revised Rent, no regard will be had to the following :-

         Any effect on rent of the occupation of the Demised Premises by the Tenant or permitted sub-Tenant;

         Any goodwill attached to the Demised Premises by reason of the user thereof;

         Any effect on rent of works on the Demised Premises carried out by or at the expense of the Tenant at the Demised Premises other than works carried out by the Tenant in pursuance of an obligation to the Landlord (whether under this Lease or the Agreement for Lease) save for works which are also carried out in pursuance of an obligation to comply with statutes or directions of local authorities or other bodies exercising power under statue, and

         The value attributable to the Tenant's fixtures and fittings and to the other property of the Tenant which are actually in or at the Demised Premises at the particular Review Date, whether the works of installation are carried out before or during the currency of the Lease and including the Tenant's works as set out in the Sixth Schedule.

ARBITRATION

         If by the particular Review Date the Landlord and the Tenant shall not have agreed the open market rental value as aforesaid as at the particular Review Date then in that event either the Landlord or the Tenant may at any time thereafter by notice in writing to the other require the rent to be determined on the basis aforesaid by an Independent Chartered Surveyor. In default of agreement between the Landlord and the Tenant on the appointment of the Surveyor, the Surveyor shall be appointed by the President for the time being of the Society of Chartered Surveyors on the written application of either party.

         The Surveyor shall act as an Arbitrator and not as an expert and the Arbitration shall be conducted in accordance with the Arbitration Acts 1954-1998 or any Statutory Modification or re-enactment thereof for the time being in force.

         If the Surveyor acting as an Arbitrator shall not give notice in writing of his decision within three months of his appointment the Landlord or the Tenant may apply to the President for the being of the Society of the Chartered Surveyors in the Republic of Ireland for the appointment of another Independent Chartered Surveyor under sub-clause of this the Third Schedule.

BASIC RENT

         The Basic Rent (as defined in the definitions section of this Lease) payable under this Lease shall be reviewed on the basis the Basic Rent payable from each Review Date shall be either the yearly rent payable immediately preceding such Review Date (whether the same be fully recoverable or not as a result of any statute or orders, rules or regulations relating to the control of rent) or the open market rental value of the Demised Premises as at such Review Date and in each case which ever is the higher.

PAYMENTS IN RESPECT OF THE INTERVAL PERIOD

         In the event of the fixed Revised Rent of the Demised Premises not having been agreed or determined prior to any Review Date for any reason whatsoever then in respect of the period of time (hereinafter called " the Interval") beginning with that Review Date and ending on the gale days immediately following the date of such agreement or determination the Tenant shall pay to the Landlord, in manner and therefore provided rent at the yearly rate payable immediately before that Review Date PROVIDED THAT fourteen days after the Revised Rent has been determined the Tenant shall pay to the Landlord the amount (if any) by which the Revised Rent exceeds the rent actually paid during the Interval (apportioned on a daily basis) together with interest thereon at the Base Rate.

                               THE FOURTH SCHEDULE
                               -------------------

                                     PART I

                 Maintenance and Services to be provided by the
                       Landlord and/or Management Company.


REPAIR AND CLEANING

As often as may be required to cleanse, repair, renew, maintain and decorate the whole of the Common Areas including conduits and the accommodation necessary to house equipment and personnel used for the maintenance, operating and functioning of the Park and all advertising panels and information panels but excluding plant, machinery, apparatus and equipment exclusively serving the Tenant or any other Tenants in the Park.

REPAIR - EQUIPMENT

As often as shall be necessary to maintain, cleanse, repair and renew all electrical, mechanical and other plant equipment, chattels, features, fixtures and fittings or ornament or utility in use in the Common Areas for common benefit, cleaning equipment and the direction and other signs and any fencing or boundary walls in or surrounding the Common Areas.

OPERATE MAINTAIN AND RENEW

To operate, maintain and renew:-

         Fire mains, hydrants and other requisite fire fighting equipment (if any) in relation to the Common Areas.

         Electric services and power installations to the curtilage of the Demised Premises and lighting to all the Common Areas and a sprinkler system (if any) to serve the Common Areas.

         Rainwater outlets and all drainage (save to the extent that the Tenant may be liable therefor under the provisions of the within written Lease).

         The insurance (including public liability and employers liability insurance) of the Common Areas (including demolition and site clearance) and of all necessary equipment, plant and machinery of every kind presently or in the future situate therein against such risks as the Landlord or Purchaser at its sole discretion shall consider necessary.

         Emergency Lights.

         Alarm Systems (if any)

         Television aerials, car park control equipment and neon signs.

         Car parking equipment including barriers (if any).

PERSONNEL

From time to time to provide such agent or agents and/or management personnel for the management of The Park as are necessary and shall pay such agents fees and Value Added Tax thereon.

RATES

To provide for the cost of rates (if any) charged on the Common Areas and any special costs which may be charged by the local authority on the Park as a whole.

ACCOMMODATION - PERSONNEL AND EQUIPMENT

To provide the cost of accommodation for security staff and personnel and the cost of equipment and plant used in providing management and services for the Park and the cost of providing, repairing, renewing and maintaining office accommodation situate in or near the Park and other accommodation including (if appropriate) car parking used solely for the purposes of the Park and occupied by the Management Company, its servants or agents.

PAYMENT - PERSONNEL

From time to time provide and discharge the costs of wages, pensions, uniforms and insurance for such manager porter, attendant, security, maintenance, cleaning and other staff (excluding the staff of any Tenants in the Park) serving the Park.

BENEFITS-PERSONNEL

To discharge such periodic payments in respect of national health, social welfare, industrial training levies, redundancy and similar or ancillary payments required by statute to be made by the Management Company in respect of all persons from time to time employed by it for purposes connected with the Park.

PROFESSIONAL FEES

From time to time to provide for the auditor's and any surveyor's reasonable and justified fees and Value Added Tax payable thereon and on all services provided hereunder.

RESERVE FUND

The Management Company shall provide for such sinking or reserve fund as the Management Company shall deem fit for the replacement and the renewal of the mechanical, electrical or other equipment in the Park and the Management Company shall have power:

         annually or at such other intervals as the Management Company may determine to review the cost or prospective cost of such replacements and renewals with a view to allowing for all such additional or further costs and expenditures as may be attributable to the differential in the value of money or inflationary or other like trends and changing technology as between one date and another, and to allow for all such amounts as may be determined on review in computing the contribution from time to time to the sinking or reserve fund provided however that this clause shall not impose upon the Management Company any obligations to provide for or continue to provide for, if already established, such sinking or reserve fund.

PROVIDED ALWAYS that such sinking or reserve fund shall be placed in a separate account and shall be held as trustee by the Management Company for the benefit of the Tenants of the Park.

COMMON AREAS AND THE PARK

To provide for the cost and expense of repairing, maintaining, renewing and rebuilding any part of the Common Areas of the Park to the extent that such is not wholly reimbursed by the Tenant or any other Tenant of the Landlord or by any third party.

         To provide for the cost of repairing, maintaining and renewing any sprinkler, intruder, alarm, fire alarm, and any closed circuit T.V. system.

         To provide for the cost of operating, repairing, maintaining and renewing the machinery and all electrical, mechanical and other plant, machinery, apparatus and equipment, chattels, features and fittings of ornament or utility in use in the Common Areas for the common benefit of the Tenant and the occupiers of the Park.

FINANCE

To make provision for the cost of financing the maintenance and services specified in this Schedule.

         To make provision for such reasonable expenses of a periodic or recurring nature as the Landlord and/or Management Company shall think fit together with a reasonable provision for forecast expenditure.

         To provide for the cost of providing such further services as are in the reasonable opinion of the Landlord and/or Management Company necessary for the comfort and convenience of the Tenant or the Tenants as occupiers of the Park generally and their customers or for the amenity of the Park.

                               THE FOURTH SCHEDULE
                               -------------------
                                    PART I I


THE AMOUNT OF THE COMMON AREAS SERVICE CHARGE

The amount of the Common Areas Service Charge incurred by the Landlord/Management Company in the provision of the services and the carrying out of the obligations and the other heads of expenditure as the same are set out in Part I of the Fourth Schedule hereto shall be ascertained and certified by a Certificate (hereinafter called "the Certificate") signed by the Landlord/Management Company or it's accountant or surveyor or managing agents (at the discretion of the Landlord/Management Company) (acting as experts and not as arbitrators) annually and so soon after the end of the Landlord/Management Company's Financial Year as may be practicable which certificate shall give a full detailed account of the expenditure on the Common Areas Services Charge and shall be audited by an independent chartered or certified accountant and shall relate to such year in manner hereinafter mentioned.

The expression "the Landlord/Management Company's Financial Year" shall mean the period from the 1st day of January to the 31st day of December next succeeding or such other annual period as the Landlord/Management Company may in it's discretion from time to time determine being that in which the accounts of the Landlord/Management Company either generally or relating to the Common Areas and The Park shall be made up.

The Certificate shall contain details of the Landlord/Management Company's expenses and outgoings incurred by the Landlord/ Management Company during the Landlord's/Management Company's Financial Year to which it relates together with the relevant details and figures forming the basis of the service charge and the Certificate (or a copy thereof duly certified by the person by whom same was given) shall be conclusive evidence for the purpose hereof of the matters which it purports to certify.

The expression "the expenses and outgoings, incurred by the Landlord/Management Company" as hereinbefore used shall be deemed to include not only those expenses and outgoings and other expenditure hereinbefore Landlord/Management described which have been actually disbursed incurred or made by the Landlord/Management Company during the year in question but also a sum or sums of money by way of reasonable provision for anticipated expenditure as the Management Company or it's accountant, surveyor or managing agent (as the case may be) may in their discretion estimate to the year in question as being fair and reasonable in the circumstances.

FURNISHING OF ACCOUNT

As soon as practicable after the end of each Landlord/Management Company's Financial Year the Landlord/Management Company shall furnish to the Tenant an account of the Common Areas Service Charge payable by the Tenant for the year in question due credit being given therein for all interim payments made by the Tenant in respect of the said year and upon the furnishing of such Account showing such adjustment as may be appropriate there shall be paid by the Tenant to the Landlord/Management Company the amount of the Common Areas Service Charge as aforesaid or any balance found payable or there shall be allowed by the Landlord/Management Company to the Tenant any amount which may have been overpaid by the Tenant by way of interim payment as the case may require.

PROVIDED ALWAYS and notwithstanding anything herein contained it is agreed and declared as follows:

If the Landlord/Management Company shall from time to time certify that managing agents for the general management of the Common Areas and The Park have not been employed then a sum equivalent to ten per centum of the Common Areas Service Charge in respect of the work carried out by the Landlord/Management Company in lieu of the managing agents shall be added thereto and shall be payable by the Tenant as part of the Common Areas Service Charge and together with any VAT thereon.

PAYMENT ON ACCOUNT:

On the execution of this Lease the Tenant shall pay to the Landlord/Management Company on account an apportioned part of the Common Areas Service Charge in respect of the period from the date of occupation of the Demised Premises or from the date from which the first payment of rent shall be calculated (whichever first occurs) to the ensuing 31st day of December.

The provisions of this part of this schedule shall continue to apply notwithstanding the expiration or sooner determination of the Term before its natural determination by effluxion of time but only in respect of the period down to which such expiration or sooner determination aforesaid and where appropriate the Tenant's liability for the Common Areas Service Charge for the last year of the term (whether the term expires or determines before its natural determination by effluxion of time or not) shall be a proportionate sum calculated on a day to day basis in respect of the said last year.

                               THE FIFTH SCHEDULE
                               ------------------

                      Plans and Specifications for Building

                          [LETTERHEAD OF LANMEUR LTD.]


         SPECIFICATION FOR UNIT 9
         ------------------------

1.0 INTRODUCTION
----------------

This Unit has been constructed in accordance with the drawings prepared by Traynor O Toole (Architects ), Fahey FitzPatrick ( Civil and Structural Engineers ) and J V Tierney ( Services Engineers ).This specification should be read with refrrence to these drawings.

The overall building which is Unit 9 comprises Units A to D and this building is serviced on three sides by road . There are also landscaped areas and carparking areas all as shown on the drawings.

The Unit is sub-divided by blockwork party walls which are currently constructed between B and C and C and D. The block work wall between A and B has not been built at this stage to offer flexibility to potential tcnants/purchasers.

Units 9A and 9D have been constructed with two office areas serviced with toilets and accessed through feature entrance and reception areas, finished to a high specification.

Units 9B and 9C have the flexibility to have two storey office and toilet areas constructed within them, on existing foundations and the external facade to these Units also incorporates feature ontranccs.(Note that Planning permission exists for the office areas)

The warehouse areas are located behind the office arms and can be accessed through the office areas and also via the grade level doors and personnel doors on the rear elevation.

2.0 OFFICE AND TOILET AREAS SPECIFICATION
-----------------------------------------

- Two storey offices built on reinforced concrete foundations.
- Power floated finish slabs.
- Blockwork and stud partition walls, plastered (skim coat finish) and painted.
- Suspended ceiling tile system.
- Solid core flush doors.
- Painted timber skirting and window board.
- Ceramic tiles to toilet floor areas and sink splashbacks.
- White sanitary wave.

2.0 OFFICE AND TOILET AREAS SPECIFICATION, CONTD.
-------------------------------------------------

- Formica finished toilet cubicles
- Disabled toilet suite on ground floor
- Water heaters to each toilet area.
- Storage heating
- Power sockets to Offices.
- Category two lighting
- Emergency lighting.
- Fire Alarm
- Telecoms infrastructure at reception area

3.0 FEATURE ENTRANCE AREAS (UNITS 9A AND 9D)
--------------------------------------------

- Curved glass block wall forming the two storey feature entrance elevation
- Glazed entrance porch with matwell area leading to spacious double height reception area.
- Curved mild steel stairs with limber threads, to first floor level.
- Decorative lighting
- Storeage Heating

4.0 WAREHOUSE AREAS SPECIFICATION
---------------------------------

-SUBSTRUCTURE
Pad foundations, Reinforced concrete floor slab with power float finish.

-SUPERSTRUCTURE
Structural steel frame on pad foundations.

-DIVIDING WALLS BETWEEN UNITS
Full height blockwork walls with lintols incorporated to allow flexibility of future access between Units if requited.

-ETERNAL WALLS
The external wall on the rear elevation is constructed from Kingspan 1000 metal panel and there are grade level Sectional Overhead doors and personnel access doors.

4.0 WAREHOUSE AREAS SPECIFICATION, CONTD
----------------------------------------

-EXTERNAL WALLS, CONTD.
The front elevation incorporates four feature entrance areas formed with glass block to Units 9A and 9D and with glazed curtain wall to Units 9B and 9C. These enhances are framed in coloured architectural plaster.
The rest of the front elevation comprises architectural metal cladding and windows and doors which rare double glazed units.
The side elevations are also in architectural cladding and double glazed window units are located as shown on the drawings.

- ROOF FINISHES
Kingspan KS1000 roof panels (with 10% translucent ) gutter system and down pipes.

-SERVICES
Highbay lighting , emergency lighting, Fire alarm as per the layout shown on the services drawings.
Substation incorporated in Unit 9A with transformer sized to suit the building as currently serviced. This transformer is capable of being upgraded to suit end users power requirements. Individual power distribution boards in each Unit.
Gas supply to each Unit.

5.0 SITEWORKS
-------------

Dense Bitumen macadam surface to the carspaces at the front of the building and paved roadway also at the front of the building. Dense Bitumen Macadam surface to the road and carspaces at the rear of the building.
Precast concrete kerbs, Storm and Foul drainage to site as per the Engineers drawing, Landscaping as shown on the Architects drawing.

6.0 SITE SERVICES
-----------------
Gas Mains, ESB, Telecom ducting, Main water supply, tool and surface water.

                               THE SIXTH SCHEDULE
                               ------------------

 Outline Description of Tenant's Fit Out [the following is struckthrough text:
      which is inserted in the Fourth Schedule to the Agreement for Lease]

                                    SCHEDULE
                            Outline of Tenant's Works


The Tenant's fit out shall in principle comprise the following elements which the Tenant intends to complete within 6 months of the date hereof. The Tenant reserves the right to alter its fit out from time to time as it deems necessary for the efficient running of its business (subject to Landlord's consent which shall not be withheld or delayed unreasonably).

These improvements shall be disregarded for rent review purposes.

Security Installation

The Tenant will install perimeter fencing around the Demised Premises to include manual or mechanically operated gates, hydraulic barriers, signage and other security access barriers, cameras, security huts as it sees fit and upgrade the external wall structure

Services Installations

The Tenant will install the following: Full generator back up to support up to 10 mva supply, full air conditioning throughout the Building including the location of chillers and fuel tanks externally. The Tenant will upgrade to the following services: internal power distribution and circuitry, ESB sub station, telecoms network, lifts and additional toilet blocks.

Alterations to existing office layout and toilet blocks

The Tenant's fit out will include the construction of new offices internally, the alteration of the existing layout and the construction of a new mezzanine floor throughout.

Other items which may have to be altered to comply with building regulations such as drainage systems and external ductwork for telecoms services or any other service which are deemed necessary for the successful operation of the business (subject to Landlord's consent which shall not be withheld or delayed unreasonably)

IN WITNESS whereof the parties hereto have caused their Common Seal to be affixed and/or have set their hands and affixed their seals as appropriate the day and year first herein WRITTEN.

PRESENT when the Common Seal of             /s/ _____ Harrison
THE LANDLORD as affixed hereto:-            /s/ Kathleen Harrison



PRESENT when the Common Seal of             /s/ _____ Harrison
THE MANAGEMENTMENT COMPANY                  /S/ _______________
was affixed hereto:-



PRESENT when the Common Seal                /s/ David P. Hickey
of WORLDPORT IRELAND LIMITED                V.P., Corporate Development
was affixed hereto:-                        /s/ John T. Hanson
                                            Chief Financial Officer



PRESENT when the Common Seal                /s/ John T. Hanson
of WORLDPORT COMMUNICATIONS INC             Chief Financial Officer
was affixed hereto:-